Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,700,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,858.67
Total Offset Amount	2,296.50
Net Fee	$ 562.17